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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): December 13, 2004

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                                Morgan Stanley
            (Exact name of registrant as specified in its charter)

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          Delaware                          1-11758             36-3145972
(State or other jurisdiction of   (Commission File Number      (IRS Employer
      incorporation)                                         Identification No.)

   1585 Broadway, New York, New York                        10036
    (Address of principal executive offices)              (Zip Code)

      (Registrant's telephone number, including area code) (212) 761-4000


                                Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

On December 13, 2004, Morgan Stanley issued a press release announcing that Edward A. Brennan had been elected to the Morgan Stanley Board of Directors, effective immediately. Mr. Brennan serves in the class of directors whose terms expire in 2007. There are four directors in that class. The size of the Morgan Stanley Board of Directors was increased to eleven. The committee assignments of Mr. Brennan have not been determined at the time of this filing.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 8.01.  Other Events.

Morgan Stanley will conduct its annual meeting of shareholders on Tuesday, March 15, 2005 in Riverwoods, Illinois. Shareholders who intend to present a proposal at the 2005 annual meeting, but not include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in the Company's Bylaws. The Bylaws require, among other things, that the Company's Secretary receive written notice from the record shareholder of intent to present such proposal or nomination by December 27, 2004.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

    Exhibit
    Number      Description
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     99.1       Press Release, dated December 13, 2004, issued by Morgan
                Stanley.


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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    MORGAN STANLEY
                                    (Registrant)

                                    By:     /s/ MARTIN M. COHEN
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                                        Name:   Martin M. Cohen
                                        Title:  Assistant Secretary and Counsel



Date: December 16, 2004